Supplement dated November 6, 2023
to the following statutory prospectus(es):
Monument Advisor NY and Monument Advisor Select NY dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective on or about December 8, 2023, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Focus Growth V.I. Fund: Class III	BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Growth Equity V.I. Fund: Class III
PROS-0773